Exhibit 10.2

Amendment No 1
to security Agreement and subsidiary guarantee of
spectrum global solutions, inc.

Amendment No 1 (this “Amendment”), dated as of May 18, 2018, by and among Dominion Capital LLC, a Delaware limited liability company (the “Lender”), Spectrum Global Solutions, Inc., a Nevada corporation (the “Borrower”) and the subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors” and, together with the Borrower, the “Debtors”) to each of the Security Agreement, dated as of April 23, 2018 among the Lender, the Borrower the Subsidiary Guarantors and other subsidiaries and affiliates of the Borrower from time to time party thereto as guarantors (as modified to the date hereof, the “Security Agreement”) and the Subsidiary Guarantee, dated as of April 23, 2018, among the Guarantors and the Lender (as modified to the date hereof, the “Guarantee” and, together with the Security Agreement, the “Agreements”).

W i t n e s s e t h:

Whereas, the Borrower, the Guarantors and the Lender are party to the Agreements that guarantee and secure the Existing Notes under the Existing Purchase Agreement;

WHEREAS, the Borrower and the Lender have entered into the Securities Purchase Agreement, dated as of the date hereof, between the Borrower and the Purchaser (the “New Securities Purchase Agreement”), for the Lender to purchase the Note and other Securities from the Borrower and make certain other agreements; and

WHEREAS, the Borrower, the Guarantors and the Lender wish to enter into this Amendment to guarantee and secure the Note and make the other amendments to the Agreements set forth below;

Now, Therefore, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used herein but not defined herein are used as defined in the New Securities Purchase Agreement.

Section 2. Amendments to the Security Agreement. The Security Agreement is, effective as of the date first written above and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2.4 (Closing Conditions) to the New Securities Purchase Agreement, hereby amended as follows (with bold, underline, indenting and other formatting modified to conform to the formatting of the Security Agreement):

(a) Global Amendments. The phrases “for the benefit of the Secured Lender”, “in favor of the Secured Lender” and “on behalf of the Secured Lender” shall respectively be replaced in their entirety with the phrases “for the benefit of the Secured Parties”, “in favor of the Secured Parties” and “on behalf of the Secured Parties” wherever they appear in the Security Agreement. The phrases “Secured Lender’s security interest” (or, as the case may be, “Secured Lender’ security interest”) and “Secured Lender’s rights” (or, as the case may be, “Secured Lender’ rights”) shall respectively be replaced in their entirety with the phrase “Secured Parties’ security interest” and “Secured Parties’ rights” wherever they appear in the Security Agreement. After such changes are made, the phrase “the Secured Lender” (or, as the case may be, “Secured Lender”) are hereby replaced in its entirety with the phrase “each Secured Party” in each of the following sections: Section 1(a) (the definition of “Collateral”), Section 2 (Grant of Security Interest in Collateral), the last line of the lead-in to Section 4, the fifth and eighth lines of Section 4(p), the fourth line of Section 4(s), the last line of Section 4(ee), the third line of Section 4(gg), the fifth line of Sections 4(nn), Section 7, the first line of Section 8(a), the first line of Section 8(c), the eighth and twelfth line and the last sentence of Section 9 (provided that the last mention of “the Secured Lender” in such section shall be replaced by “such Secured Party” instead), Section 13, Section 19(j), Section 19(k) and the third paragraph of Annex A. The phrase “and the Secured Lender” in the third line of Section 8(c) and the second line of Section 19(k) is hereby deleted in its entirety.

Amendment No 1
to Security agreement and subsidiary guarantee

spectrum global solutions, inc.

(b) Amendments to the Preamble. The preamble is hereby amended and restated to read in its entirety as follows:

This SECURITY AGREEMENT, dated as of April 23, 2018 (this “Agreement”), is among Spectrum Global Solutions, Inc., a Nevada corporation (the “Company”), any subsidiary and affiliate of the Company that is a signatory hereto either now or joined in the future (such subsidiaries, the “Guarantors” and, together with the Company, the “Debtors”) and Dominion Capital LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Secured Lender”).

(c) Amendments to the Recitals. The last recital is hereby amended and restated to read in its entirety as follows:

WHEREAS, in order to induce the Secured Lender to fund the Company, each Debtor has agreed to execute and deliver to the Secured Lender this Agreement and to grant the Secured Parties a security interest in certain property of such Debtor to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Transaction Documents (as defined in the Purchase Agreement) and the obligations required by any guarantors under any guarantee that now or hereinafter may come into effect.

(d) Amendments to Section 1 (Certain Definitions). The following definitions are hereby inserted in Section 1.1 (Definitions) of the Security Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such section):

“New Note” means that certain Senior Secured Promissory Note, dated as of May 18, 2018, between the Company, as issuer, and the Secured Lender, as purchaser.

“New Securities” means the “Securities” under and as defined in the New Securities Purchase Agreement.

“New Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of May 18 2018, between the Company and the Secured Lender.

Amendment No 1
to Security agreement and subsidiary guarantee

spectrum global solutions, inc.

“Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of any Debtor to the Secured Lender or any other Purchaser Party pursuant to this Agreement, the Securities, the New Securities, the Subsidiary Guarantee, the Purchase Agreement, the New Securities Purchase Agreement, the other Transaction Documents (as defined in the Purchase Agreement), and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Lender or any other Purchaser Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, interest, and any other amounts owed on the Note or the New Note as set forth in the Note or, as the case may be, the New Note; (ii) any and all obligations due under the Transaction Documents (as defined in the Purchase Agreement), (iii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement, the Securities, the New Securities the other Transaction Documents (as defined in the Purchase Agreement) and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iv) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.

“Secured Party” means each of the Secured Lender, the Purchaser Parties and each other holder of any Obligation.

(e) Other Amendments

(i) Section 13 (Security Interests Absolute) of the Security Agreement is hereby amended and restated to read in its entirety as follows:

13. Security Interests Absolute. All rights of the Secured Parties and all obligations of each Debtor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Securities, the New Securities, the Purchase Agreement, the New Securities Purchase Agreement, the Transaction Documents (as defined in the Purchase Agreement), or any agreement entered into in connection with the foregoing, or any portion hereof or thereof, against any other Debtor or Guarantor; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Transaction Documents (as defined in the Purchase Agreement) or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by any Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the Security Interests granted hereby.  Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations.  Each Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by any Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than such Secured Party, then, in any such event, each Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof.  Each Debtor waives all right to require any Secured Party to proceed against any other person or entity or to apply any Collateral which any Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. Each Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

Amendment No 1
to Security agreement and subsidiary guarantee

spectrum global solutions, inc.

(ii) Clauses (a) and (b) of Section 19 (Miscellaneous) of the Security Agreement are hereby amended and restated to read in their entirety as follows:

(a) No course of dealing between the Debtors and any Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder or under the Transaction Documents (as defined in the Purchase Agreement) shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of each Secured Party with respect to the Collateral, whether established hereby, the Securities or the Transaction Documents (as defined in the Purchase Agreement) or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(iii) A new section 20 is hereby inserted in the Security Agreement immediately after Section 19 of the Security Agreement to read in its entirety as follows:

20 References to Agreements and Regulations. Any reference to any agreement, contract, law, rule or regulation in this Agreement shall be construed as a reference to such agreement, contract, law, rule or regulation as the same may be amended, supplemented, replaced (and, in the case of an agreement or contract, any reference to any party thereto shall include any reference to their successors and permitted assigns).

Amendment No 1
to Security agreement and subsidiary guarantee

spectrum global solutions, inc.

Section 3. Amendments to the Guarantee. The Guarantee is, effective as of the date first written above and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2.4 (Closing Conditions) to the New Securities Purchase Agreement, hereby amended as follows (with bold, underline, indenting and other formatting modified to conform to the formatting of the Guarantee):

(a) Global Amendments.

(i) The phrase “the Debentures” is hereby replaced in its entirety with the phrase “the Notes and the New Notes” wherever it appears in the Guarantee.

(ii) The phrase “the Purchasers” is hereby replaced in its entirety with the phrase “the Secured Parties” in the following sections of the Guarantee: in the last line of the preamble, Section 2, 3, 4(a), 5(c) through (p) and Annex 1

(iii) The phrase “any Purchaser” is hereby replaced in its entirety with the phrase “any Secured Party” wherever it appears in the Guarantee.

(b) Amendments to Section 1 (Certain Definitions). The following definitions are hereby inserted in Section 1.1 (Certain Definitions) of the Guarantee in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such section):

“New Note” means that certain Senior Secured Promissory Note, dated as of May 18 2018, between the Company, as issuer, and the Secured Lender, as purchaser.

“New Securities” means the “Securities” under and as defined in the New Securities Purchase Agreement.

“New Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of May 18 2018, between the Company and the Secured Lender.

“Obligations” means, , in addition to all other costs and expenses of collection incurred by Purchasers in enforcing any of such Obligations and/or this Guarantee, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company or any Guarantor to the Purchasers, pursuant to this Guarantee, the Securities, the New Securities, the Security Agreement, the Purchase Agreement, the New Securities Purchase Agreement, the other Transaction Documents (as defined in the Purchase Agreement), and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any Purchaser or any other Purchaser Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, interest, and any other amounts owed on the Note as set forth in the Note or, as the case may be, the New Note; (ii) any and all obligations due under the Transaction Documents (as defined in the Purchase Agreement), (iii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement, the Securities, the other Transaction Documents (as defined in the Purchase Agreement) and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iv) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.

Amendment No 1
to Security agreement and subsidiary guarantee

spectrum global solutions, inc.

“Secured Party” means each of the Purchasers, the Purchaser Parties and each other holder of any Obligation.

(c) Other Amendments. A new section 6 is hereby inserted in the Security Agreement immediately after Section 5 of the Security Agreement to read in its entirety as follows:

6 References to Agreements and Regulations. Any reference to any agreement, contract, law, rule or regulation in this Guarantee shall be construed as a reference to such agreement, contract, law, rule or regulation as the same may be amended, supplemented, replaced (and, in the case of an agreement or contract, any reference to any party thereto shall include any reference to their successors and permitted assigns).

Section 4. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) when, and only when, executed by the Lender and the Borrower and each Debtor party hereto.

Section 5. Representations and Warranties. On and as of the date hereof and as of the Conditions Precedent Date, after giving effect to this Amendment, each Debtor hereby represents and warrants to the Lender as follows:

(a) Binding Obligation. This Amendment has been duly authorized, executed and delivered by such Debtor and constitutes a legal, valid and binding obligation of the Borrower, enforceable against such Debtor in accordance with its terms and the Agreements and other Transaction Documents as modified by this Amendment;

(b) Representations and Warranties in Agreements. Each of the representations and warranties of such Debtor contained any Transaction Document (as modified hereby) or in any certificate, document or financial or other statement furnished at any time under or in connection therewith is true in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties expressly relate to a specific date, in which case such representations and warranties shall be true in all material respects as of such specific date, after giving effect to this Amendment; and

Amendment No 1
to Security agreement and subsidiary guarantee

spectrum global solutions, inc.

(c) No Litigation or Defense. No litigation has been commenced or threatened against such Debtor seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by such Debtor required or contemplated by the terms of this Amendment or any other Transaction Document as modified hereby, and there exists no cause of action, offset, claim, counterclaim or defense, whether or not asserted, against the Lender or any of its Related Parties (as defined below) with respect to the Obligations under any Transaction Document.

Section 6. Release. In further consideration for the execution by the Lender of this Amendment and without limiting any rights or remedies the Lender may have, the Borrower hereby releases the Lender and each Purchaser Party (each a “Releasee” and, collectively, the “Releasees”) from any and all Claims that the Borrower has or may have against any Releasee, whether or not relating to any Transaction Document, Obligation, Collateral, or legal relationship that exists or may exist between any Releasee and the Borrower. As used in this Section 6, “Claims” means all liabilities, rights, demands, covenants, duties, obligations (including, without limitation, indebtedness, receivables and other contractual obligations), claims, actions and causes of actions, suits, disputes, judgments, damages, losses, debts, responsibilities, fines, penalties, sanctions, commissions and interest, disbursements, taxes, charges, costs, fees and expenses (including, without limitation, fees, charges and disbursements of financial, legal and other advisors, consultants and professionals and, if applicable, any value-added and other taxes and charges thereon), in each case of any kind or nature, whether joint or several, whether now existing or hereafter arising and however acquired and whether or not known, asserted, direct, contingent, liquidated, due, consequential, actual, punitive or treble.

Section 7. Reaffirmation of Obligations. Each Debtor hereby reaffirms (a) all of its obligations and liabilities (as expressly modified hereby and by the New Securities Purchase Agreement and the Note) under the Transaction Documents applicable to it (as expressly modified hereby and by the New Securities Purchase Agreement and the Note) and agrees that such obligations and liabilities shall remain in full force and effect, (b) the Liens granted by it under the Transaction Documents (as expressly modified hereby and by the New Securities Purchase Agreement and the Note), and agrees that such Liens shall continue to secure the “Obligations” (as defined therein and expressly modified hereby and by the New Securities Purchase Agreement and the Note), and (c) the validity and enforceability of the Transaction Documents as it applies to it (as expressly modified hereby and by the New Securities Purchase Agreement and the Note).

Section 8. Effect on the Transaction Documents. This Amendment is a Transaction Document, as well as a “Transaction Document” as defined in the Existing Purchase Agreement, and is limited as written. As of the date each modification set forth herein shall become effective, each reference in either Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to such Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall refer to such Agreement as modified thereby, and this Amendment and such Agreement shall be read together and construed as a single agreement. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, (a) waive or modify any right, power or remedy under, or any other provision of, any Transaction Document or (b) commit or otherwise obligate the Lender to enter into or consider entering into any other waiver or modification of any Transaction Document.

Section 9. Waiver of Jury Trial; Miscellaneous. Headings are for convenience only and do not form part of this Amendment, except when used to reference an article or section, in which case such title reference shall govern absent manifest error in case of conflict. All communications and notices hereunder shall be given as provided in the Transaction Documents. This Amendment (a) shall be governed by and construed in accordance with the law of the State of New York, (b) is for the exclusive benefit of the parties hereto and, together with the other Transaction Documents, constitutes the entire agreement of such parties, superseding all prior agreements among them, with respect to the subject matter hereof, (c) may be modified, waived or assigned only in writing and only to the extent such modification, waiver or assignment would be permitted under the Transaction Documents (and any attempt to assign this Amendment without such writing shall be null and void), (d) may be executed in counterparts, which may be effectively transmitted by fax or e-mail (in each case return receipt requested and obtained) and which, together, shall constitute one and the same instrument, (e) is a negotiated document, entered into freely among the parties upon advice of their own counsel, and it should not be construed against any of its drafters and (f) shall survive the satisfaction or discharge of the “Obligations” as defined in either Agreement as modified hereby. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person. Each party hereto hereby irrevocably and unconditionally waives any right to trial by jury with respect to this Amendment.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

Dominion Capital LLC,
as Lender
By: Dominion Capital Holdings LLC,
its Manager

By:
	Name:	Mikhail Gurevich
	Title:	Managing Member

Spectrum Global Solutions, Inc.,
as Borrower

By:
Name:
Title:

Signature Page to Amendment No 1
TO the security agreement and subsidiary guarantee
of spectrum global solutions, inc.

AW SOLUTIONS, INC.,
as Subsidiary Guarantor

By:
Name:
Title:

AW SOLUTIONS PUERTO RICO, LLC,
as Subsidiary Guarantor

By:
Name:
Title:

TROPICAL COMMUNICATIONS, INC.,
as Subsidiary Guarantor

By:
Name:
Title:

ADEX CORP.,
as Subsidiary Guarantor

By:
Name:
Title:

ADEX PUERTO RICO, LLC,
as Subsidiary Guarantor

By:
Name:
Title:

Signature Page to Amendment No 1
TO the security agreement and subsidiary guarantee
of spectrum global solutions, inc.